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                                                                    EXHIBIT 23


                    CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-15207, 333-67645, 333-32139, 333-79983 and
333-47205) of CCC Information Services Group, Inc. of our report dated March 20, 2000 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP
Chicago, Illinois
March 30, 2000